                                                                   EXHIBIT T3E.3



                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                 NOTICE OF ORDER (I) APPROVING JOINT DISCLOSURE
                    STATEMENT OF DEBTORS IN CONNECTION WITH
                    SOLICITATION OF BALLOTS WITH RESPECT TO
                JOINT PLAN UNDER CHAPTER 11 OF THE UNITED STATES
               BANKRUPTCY CODE (II) FIXING THE TIME FOR FILING OF
                ACCEPTANCES OR REJECTIONS OF PLAN AND OBJECTIONS
                        TO CONFIRMATION OF THE PLAN AND
               (III) SCHEDULING A HEARING ON CONFIRMATION OF PLAN


TO:  CREDITORS, INTEREST HOLDERS
     AND OTHER PARTIES IN INTEREST


   PLEASE TAKE NOTICE that the Honorable Joseph J. Farnan, Jr., United States District Judge for the District of Delaware, has approved the adequacy of the information in the disclosure statement at a hearing held on January 21, 1998 as embodied in an order (the "Order") in the above-referenced bankruptcy cases approving the Joint Disclosure Statement of Debtors in Connection with Solicitation of Ballots With Respect to Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Disclosure Statement").

   PLEASE TAKE FURTHER NOTICE that, pursuant to the Order and Rule 3017(c) of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"), a hearing to consider confirmation of the Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Plan"), will be held on March 3, 1998 at 4:30 p.m. Eastern Time (standby), or as soon thereafter as counsel can be heard, before the Honorable Joseph J. Farnan, Jr., United States District Judge, at the United States District Court (the "District Court"), J. Caleb Boggs Federal Building, 844 King Street, Wilmington, Delaware 19801 (the "Confirmation Hearing"). The Confirmation Hearing may be adjourned from time to time without further notice other than the announcement at the Confirmation Hearing of the date or dates of any adjourned hearing. In addition, the Plan may be modified, without further notice, prior to, at or as a result of the Confirmation Hearing.

   PLEASE TAKE FURTHER NOTICE that, pursuant to Bankruptcy Rule 3020(b), February 27, 1998, at 4 p.m. Eastern Time is fixed as the last day for filing and serving written objections, comments or responses to confirmation of the Plan (including any supporting memoranda). Any objections to confirmation of the Plan must be in writing and must (a) specify a caption setting forth the name of the Court, the name of the debtor, the case number and the title of the Objection to which the response is directed, (b) state the name and address of the objector and the amount of its claim or the nature of its interest in the above-captioned Debtors' chapter 11 cases, (c) specify the basis and nature of the objection and (d) be filed with the Clerk of the United States Bankruptcy Court for the District of Delaware, 5th

Floor, Marine Midland Plaza, 824 Market Street, Wilmington, Delaware 19801 together with proof of service, and served on: (i) counsel to the Debtors, Laura Davis Jones, Esquire, Young Conaway Stargatt & Taylor, LLP, 11th Floor - Rodney Square North, Wilmington, Delaware 19801; (ii) special counsel to the Debtors, Robert E. Richards, Esquire, Sonnenschein Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606; (iii) Co-counsel to the Official Committee of Unsecured Creditors, Stephen M. Mertz, Esquire Faegre & Benson LLP, 2200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402; (iv) Co-counsel to the Official Committee of Unsecured Creditors, David B. Stratton, Esquire, Pepper, Hamilton & Scheetz, 1201 Market Street, Suite 1401, P.O. Box 1709, Wilmington, Delaware 19801; (v) Co-counsel to the Ugly Duckling Corporation, Christopher Bayley, Esquire, Snell & Wilmer, L.P.P., One Arizona Center, Phoenix, Arizona 85004-0001; and (vi) Co-counsel to the Ugly Duckling Corporation, William P. Bowden, Esquire, Ashby & Geddes, One Rodney Square, Wilmington, Delaware 19801 on or before 4:00 p.m., Eastern Time, on February 27, 1998. Any objections not filed and served as set forth above shall be deemed waived and shall not be considered by the Court.

   PLEASE TAKE FURTHER NOTICE that the deadline for the receipt of ballots accepting or rejecting the Plan shall be 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). For a ballot to be counted, it must be actually received prior to the Voting Deadline by the balloting agent: Logan and

Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030.



   PLEASE TAKE FURTHER NOTICE that, for the purposes of voting, the amount of a claim used to tabulate acceptance or rejection of the Plan shall be either (a) the claim amount listed in the Debtors' schedules of liabilities, provided that
(i) such claim is not scheduled as contingent, unliquidated or disputed and
(ii) no proof of claim has been timely filed; (b) the liquidated amount specified in a proof of claim timely filed with the Court to the extent the proof of claim is not the subject of an objection filed by the Debtors on or before February 6, 1998 (or in case of objections resolved pursuant to a stipulation or order entered by the Bankruptcy Court before the Voting Deadline, the amount set forth in such stipulation or order); or (c) the amount temporarily allowed by the Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after notice and a hearing prior to the Voting Deadline. If a creditor casts a ballot, the creditor has filed a proof of claim and the entirety of the creditor's claim is the subject of an objection filed by the Debtors on or before February 6, 1998, the creditor's ballot shall not be counted, as provided by Bankruptcy Rule 3018, unless temporarily allowed by the Court for voting purposes in accordance with Bankruptcy Rule 3018 after a motion is filed, notice is provided and a hearing is held prior to the Confirmation Hearing. Ballots cast by creditors whose claims are not listed on Debtors' schedules of liabilities, but who timely file proofs of claim in unliquidated or unknown amounts that are not the subject of an objection filed before the commencement of the Confirmation Hearing, will have their ballots counted towards satisfying the numerosity requirement of section 1126(c) of the Bankruptcy Code, but will not have their ballots counted towards satisfying the aggregate amount provisions of that section. The ballot instructions describe additional procedures and voting assumptions.

                           YOUNG CONAWAY STARGATT & TAYLOR, LLP


                           /s/ Laura Davis Jones
                           ---------------------------------------------

                           Laura Davis Jones  (No. 2436)
                           Robert S. Brady  (No. 2847)
                           Edwin J. Harron  (No. 3396)
                           11th Floor, Rodney Square North
                           Wilmington, Delaware  19899-0391
                           (302) 571-6600

                           Counsel for Debtors and Debtors in Possession


SPECIAL COUNSEL

SONNENSCHEIN NATH & ROSENTHAL
Robert Richards, Esq.
8000 Sears Tower
Chicago, Illinois  60606
(312) 876-8000


Dated:  February 9, 1998

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:


                                )            Chapter 11
                                )
                                )            Case No. 97-1500 (JJF)
FIRST MERCHANTS ACCEPTANCE      )

CORPORATION,                    )
                                )
                 Debtor.        )

                                )


             NOTICE OF ENTRY OF INTERIM ORDER UNDER SECTIONS 362
                 AND 105 OF THE BANKRUPTCY CODE ESTABLISHING
             NOTIFICATION AND APPROVAL PROCEDURES FOR THE SALE OR

              OTHER TRANSFER OF CERTAIN GENERAL UNSECURED CLAIMS
            AND EQUITY INTERESTS AND SETTING FINAL HEARING THEREON
           -------------------------------------------------------

        PLEASE TAKE NOTICE that on January 21, 1998, the Court entered that certain Interim Order Under Sections 262 and 105 of the Bankruptcy Code Establishing Notification and Approval Procedures for the Sale or Other Transfer of Certain General Unsecured Claims and Equity Interests (the "Interim Order").

        PLEASE TAKE FURTHER NOTICE that the Interim Order establishes the following notification and approval procedures for the sale or other transfer of certain general unsecured claims against and equity interests in First Merchant Acceptance Corporation (the "Debtor"):

        1. Any party or acquiring group that proposes or intends to acquire or accumulate more than 300,000 shares of the Debtor, or add additional shares to or so as to create such a block, must before any such transaction file with the bankruptcy court and serve on Debtor's counsel, at the address listed below, a notice in the form attached to the motion and titled Notice Of Intent To Purchase, Acquire Or Sell Shares Of Common Stock Of First Merchant Acceptance Corporation (the "Stock Trading Notice"). The transaction described in this paragraph, however, shall not become effective until the expiration of the time period discussed in paragraph 3 below.

        2. Any party or acquiring group that proposes or intends to acquire or sell any claims under the Debtor's 1995 subordinated reset notes and/or any other prepetition unsecured claims against the Debtor (other than claims under the Debtor's 1996 subordinated reset notes) must before any such transaction file with the bankruptcy court and serve on Debtor's counsel, at the address listed below, a notice in the form attached to the motion and titled Notice Of Intent To Purchase, Acquire Or Otherwise Accumulate Prepetition Unsecured Claims Against The Debtor (Other Than Claims Under The Debtor's 1996 Subordinated Reset Notes) (the "Claims Trading Notice"). The transaction described in this paragraph, however, shall not become effective until the expiration of the time period discussed in paragraph 3 below.

        3. Upon receipt of either a Stock Trading Notice or a Claims Trading Notice, the Debtor shall have 30 days to object to the transaction described in the notice. If the Debtor files an objection, then the transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtor does not object, then such transaction may become effective at the expiration of such 30 day period. Further transactions within the scope of paragraphs 1 or 2 above must be the subject of additional notices as set forth herein with an additional 30 day waiting period.

        4. Notice to Debtor's counsel must be sent via facsimile or overnight courier to Sonnenschein, Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606, Phone (312) 876-8000, Facsimile (312) 876-7934. Attention Robert
E. Richards, Esq.

        5. The requirements set forth above are in addition to the requirements of Federal Rule of Bankruptcy Procedure 300l(e) and applicable securities, corporate and other laws and do not excuse compliance therewith.

        PLEASE TAKE FURTHER NOTICE that any sale or other transfer in violation of the Interim Order and not in accordance with the procedures set forth herein shall not be effective.


        PLEASE TAKE FURTHER NOTICE that a hearing to approve the Interim Order on a final basis will be held on February 3, 1998 at 12:00 Noon. Any objections thereto must be in writing and served on Debtor's counsel as listed below so as to be received by January 30, 1998 at 4:00 p.m. Only responses or objections made in writing and timely filed and received will be considered by the Court.

        Copies of the Interim Order and the motion (including exhibits) may be obtained by contacting Sonnenschein, Nath & Rosenthal, 8000 Sears Tower, Chicago, Illinois 60606, Phone (312) 876-8000, Facsimile (312) 876-7934,
Attention Robert E. Richards, Esq. or Young Conaway Stargatt & Taylor, LLP, 11th Floor, Rodney Square North, P.O. Box 391, Wilmington, Delaware 19899-0391, Facsimile (312) 571-1253, Attention Laura Jones, Esq.



                        YOUNG CONAWAY STARGATT & TAYLOR LLP

                        /s/ Robert S. Brady
                        ---------------------------------------------
                        Laura Davis Jones ((No. 2436)
                        Robert S. Brady (No. 2847)
                        Edwin J. Harren (No.3396)
                        11th Floor, Rodney Square North
                        P.O. Box 391
                        Wilmington, Delaware 19899-0391
                        (302) 571-6600
                        Counsel to Debtor and Debtor in Possession


SPECIAL COUNSEL

SONNENSCHEIN NATH & ROSENTHAL
Robert E. Richards
8000 Sears Tower
Chicago, Illinois 60606
(312) 876-8000



Dated: January 22, 1998

                               FORM BALLOT NO. 1

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
   Debtors.                             )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                     SECOND AMENDED JOINT CHAPTER 11 PLAN


                      CLASS 3 -- ALLOWED SECURED CLAIM OF
                FINANCIAL SECURITY ASSURANCE, INC. AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

       The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 3 VOTE

       The holder of the Claim(s) set forth in Item 1, votes (please check one):

       [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

     [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

     If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________
                                  By:
                                      __________________________________________
                                          (If Appropriate)
                                  Title:
                                         _______________________________________
                                          (If Appropriate)

                                  Address:
                                           _____________________________________
                                  Street
                                         _______________________________________

                                  _____________________________________________
                                  City, State and Zip Code

                                  Telephone No:________________________________



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030



                           BY 4:00 P.M. EASTERN TIME
      ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").

II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 2

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
   Debtors.                             )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                     SECOND AMENDED CHAPTER 11 JOINT PLAN


                      CLASS 4 -- ALLOWED SECURED CLAIM OF
            GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 4 VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

 [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.



Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________
                                  By:
                                      __________________________________________
                                          (If Appropriate)
                                  Title:
                                           _____________________________________
                                          (If Appropriate)

                                  Address:
                                  Street  ______________________________________


                                  ______________________________________________
                                  City, State and Zip Code

                                  Telephone No:_________________________________




         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030



                           BY 4:00 P.M. EASTERN TIME
      ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.


I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 3

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                           )      Chapter 11
                                 )
FIRST MERCHANTS ACCEPTANCE       )      Case No. 97-1500 (JJF)
CORPORATION,                     )
                                 )
FIRST MERCHANTS RESIDENTIAL      )      Case No. 97-1892 (JJF)
CREDIT CORPORATION,              )
                                 )
                Debtors.         )      Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                      SECOND AMENDED JOINT CHAPTER 11 PLAN


                CLASS 5 -- ALLOWED MISCELLANEOUS SECURED CLAIMS

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

         The undersigned is a creditor of First Merchants Residential Credit Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 5 VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

         [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter: _______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature: ___________________________________

                                  By: __________________________________________
                                          (If Appropriate)

                                  Title: _______________________________________
                                          (If Appropriate)

                                  Address: _____________________________________
                                  Street

                                  ______________________________________________
                                  City, State and Zip Code

                                  Telephone No:________________________________




         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

     IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 4

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                          )       Chapter 11
                                )
FIRST MERCHANTS ACCEPTANCE      )       Case No. 97-1500 (JJF)
CORPORATION,                    )
                                )
FIRST MERCHANTS RESIDENTIAL     )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,             )
                                )
                Debtors.        )        Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                      SECOND AMENDED JOINT CHAPTER 11 PLAN


               CLASS 6 -- ALLOWED CONVENIENCE CLAIMS AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.

         CLASS 7A-2 ELECTION: The Plan provides that any holder of a Class 6 Allowed Convenience Claim against FMAC may voluntarily elect to be included in Subclass 7A-2 rather than Class 6. Subclass 7A-2 Creditors will receive deferred payments and 57% of the equity in the reorganized company. If you wish to make this election and waive the right to be treated as a Class 6 creditor, please check the following box:

          The undersigned hereby elects to              [ ]

          have its claim treated as a
          Subclass 7A-2 Claim under the
          Plan and waives the right to be
          treated as a Class 6 creditor.


ITEM 2.      CLASS 6 VOTE OR CLASS 7A-2 VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan


ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

         [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter: _______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature: ___________________________________

                                  By: __________________________________________
                                           (If Appropriate)

                                  Title: _______________________________________
                                           (If Appropriate)

                                  Address: _____________________________________
                                  Street

                                  ______________________________________________
                                  City, State and Zip Code

                                  Telephone No.:________________________________

                                  Broker Where Shares Are Held:_________________


         If you are a registered holder, completed Ballots must be returned to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken New Jersey 07030.

         IF YOU RECEIVE A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030



                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.


I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or to your broker, bank or proxy intermediary. Please use the pre-addressed envelope enclosed herewith. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.


VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 5

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                      SECOND AMENDED JOINT CHAPTER 11 PLAN


             SUBCLASS 7A-1 -- ALLOWED UNSECURED CLAIMS AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.       AMOUNT AND TYPE OF CLAIM

      The undersigned is a creditor of First Merchants Acceptance
      Corporation holding a Claim in the amount of $___________________.

ITEM 2.       SUBCLASS 7A-1 VOTE

      The holder of the Claim(s) set forth in Item 1, votes (please check one):

      [ ]     To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

    [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

      If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)
                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________
                                  By:
                                      __________________________________________
                                           (If Appropriate)
                                  Title:
                                           _____________________________________
                                           (If Appropriate)

                                  Address:
                                  Street   _____________________________________

                                  ______________________________________________
                                  City, State and Zip Code

                                  Telephone No:_________________________________
                                  Broker Where Shares Are Held:_________________






         If you are a registered holder, completed Ballots must be returned to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken
New Jersey  07030.

         IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.



Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030



                           BY 4:00 P.M. EASTERN TIME
     ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.


V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 or to your broker, bank or proxy intermediary. Please use the pre-addressed envelope enclosed herewith. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.


VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                                  )       Chapter 11
                                        )
FIRST MERCHANTS ACCEPTANCE              )       Case No. 97-1500 (JJF)
CORPORATION,                            )
                                        )
FIRST MERCHANTS RESIDENTIAL             )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,                     )
                                        )
     Debtors.                           )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                      SECOND AMENDED JOINT CHAPTER 11 PLAN


             SUBCLASS 7A-2 -- ALLOWED UNSECURED CLAIMS AGAINST FMAC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.  AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Acceptance Corporation holding a Claim in the amount of $___________________.


         CLASS 6 CONVENIENCE CLASS ELECTION: The Plan provides that any holder of an Allowed Subclass 7A-2 Claim, other than the holder of a Claim related to or arising out of the 1995 Subordinated Reset Notes, may voluntarily elect to be treated as a Class 6 creditor rather than a Subclass 7A-2 creditor by agreeing to reduce the amount of its Unsecured Claim to $1,000.00 and be paid FIFTY PER CENT (50%) of its reduced Unsecured Claim in cash on the Effective Date or as soon as practicable after such Claim becomes allowed. If you wish to make this election and waive the right to be treated as a Subclass 7A-2 creditor, please check the following box:

         The undersigned hereby elects to
         voluntarily reduce the amount of its
         Subclass 7A-2 unsecured claim to
         $1,000.00 and to have its reduced
         unsecured claim treated as a Class 6                     [ ]
         Claim under the Plan and be paid
         $500.00 in cash promptly after the
         Effective Date in full satisfaction of
         its claim.  By making this election,
         the undersigned hereby certifies that
         its claim does not arise out of or
         related to a 1995 Subordinated Reset
         Note.


ITEM 2.      CLASS 7A-2 VOTE OR CLASS 6 VOTE

      The holder of the Claim(s) set forth in Item 1, votes (please check one):

      [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

      [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

     If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter:
                                                  ______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature:
                                             ___________________________________

                                  By:
                                           _____________________________________
                                               (If Appropriate)
                                  Title:
                                           _____________________________________
                                               (If Appropriate)

                                  Address:
                                  Street   _____________________________________


                                  ______________________________________________
                                  City, State and Zip Code

                                  Telephone No:_________________________________
                                  Broker Where Shares Are Held:_________________






         If you are a registered holder, completed Ballots must be returned to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030.

         IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.



         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.


V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or to your broker, bank or proxy intermediary. Please use the pre-addressed envelope enclosed herewith. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.


VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                               FORM BALLOT NO. 7

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                          )       Chapter 11
                                )
FIRST MERCHANTS ACCEPTANCE      )       Case No. 97-1500 (JJF)
CORPORATION,                    )
                                )
FIRST MERCHANTS RESIDENTIAL     )       Case No. 97-1892 (JJF)
CREDIT CORPORATION,             )
                                )
                Debtors.        )       Jointly Administered


                       BALLOT FOR ACCEPTING OR REJECTING

                      SECOND AMENDED JOINT CHAPTER 11 PLAN


               CLASS 7B -- ALLOWED UNSECURED CLAIMS AGAINST FMRCC

            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.      AMOUNT AND TYPE OF CLAIM

         The undersigned is a creditor of First Merchants Residential Credit Corporation holding a Claim in the amount of $___________________.

ITEM 2.      CLASS 7B VOTE

         The holder of the Claim(s) set forth in Item 1, votes (please check one):

         [ ] To Accept the Plan            [ ] To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned creditor certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned creditor hereby certifies that it is the holder of the Claim(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.      VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

         [ ] The undersigned creditor of one or more of the Debtors, holding a Claim in the amount set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

         If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section
8.7 of the Plan.




Dated:____________________        Name of Voter: _______________________________
                                                        (Print or Type)

                                  ______________________________________________
                                  Social Security or Federal Tax I.D. No.

                                  Signature: ___________________________________

                                  By: __________________________________________
                                           (If Appropriate)

                                  Title: _______________________________________
                                           (If Appropriate)

                                  Address: _____________________________________
                                  Street

                                  ______________________________________________
                                  City, State and Zip Code

                                  Telephone No:_________________________________



         Completed Ballots must be returned to:

                          Logan & Company, Inc.
                          615 Washington Street
                          Second Floor
                          Hoboken, New Jersey  07030

         Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                  BALLOT TABULATION CENTER -- FIRST MERCHANTS
                           C/O LOGAN & COMPANY, INC.
                             615 WASHINGTON STREET
                           HOBOKEN, NEW JERSEY  07030
                               ATTN:  KATE LOGAN

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.


I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each Class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.

V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

 IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798- 1031.

                              FORM BALLOT NO. 8

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                             )         Chapter 11
                                   )
FIRST MERCHANTS ACCEPTANCE         )         Case No. 97-1500 (JJF)
CORPORATION,                       )
                                   )
FIRST MERCHANTS RESIDENTIAL        )         Case No. 97-1892 (JJF)
CREDIT CORPORATION,                )
                                   )
               Debtors,            )         Jointly Administered

                       BALLOT FOR ACCEPTING OR REJECTING

                      SECOND AMENDED JOINT CHAPTER 11 PLAN



                    CLASS 8A -- INTERESTS IN FMAC


            PLEASE READ AND FOLLOW THE ENCLOSED VOTING INSTRUCTIONS
                    CAREFULLY BEFORE COMPLETING THE BALLOT.

               PLEASE CHECK THE APPROPRIATE BOX BELOW TO INDICATE
                   YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

                 THE PLAN PROPONENTS AND THE OFFICIAL COMMITTEE
                OF UNSECURED CREDITORS RECOMMEND THAT YOU ACCEPT
          THE PLAN BY CHECKING THE "TO ACCEPT THE PLAN" BOX IN ITEM 2.

ITEM 1.        AMOUNT AND TYPE OF CLAIM

     The undersigned is an interestholder in First Merchants Acceptance Corporation holding _____________ shares.





ITEM 2.        CLASS 8A VOTE

     The holder of the interest(s) set forth in Item 1, votes (please check one):

     [ ]  To Accept the Plan       [ ]  To Reject the Plan

ITEM 3. By signing this Ballot, the undersigned interestholder certifies that it has been provided with and has read a copy of the Disclosure Statement.

ITEM 4. By signing this Ballot, the undersigned interestholder hereby certifies that it is the holder of the Interest(s) set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation is pursuant to the information contained in the Disclosure Statement and the Plan.

ITEM 5.  VOTE REGARDING PLAN RELEASE PROVISION (OPTIONAL).

  [  ]   The undersigned interestholder of one or more of the Debtors, holding the number of shares set forth in Item 1, elects not to be bound by the releases set forth in Section 8.7 of the Plan.

     If you sign and return this Ballot, but do not make the above election by marking the box in this Item 5, on and as of the Effective Date you will have released, and will be deemed to have released, those individuals and entities listed in Section 8.7 of the Plan in the manner indicated in Section 8.7 of the Plan.


Dated:                     Name of Voter:
      ________________                   __________________________________
                                                 (Print or Type)

                           ________________________________________________
                           Social Security or Federal Tax I.D. No.


                           Signature:
                                     ______________________________________

                           By:
                              _____________________________________________
                              (If Appropriate)


                           Title:
                                 __________________________________________
                                 (If Appropriate)


                           Address:
                           Street _________________________________________


                           ________________________________________________
                           City, State and Zip Code


                           Telephone No:_________________________________
                           Broker Where Shares Are Held:_________________






         If you are a registered holder, completed Ballots must be returned to Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030.

         IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO A BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY, YOU MUST RETURN YOUR BALLOT TO YOUR BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED BY THE BROKER, BANK, NOMINEE OR PROXY INTERMEDIARY TO THE BALLOTING AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.



     Ballots must be received by 4:00 p.m. Eastern Time on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.

                              VOTING INSTRUCTIONS

                         PLEASE COMPLETE, SIGN AND DATE
                       THE BALLOT AND RETURN IT PROMPTLY.

                        YOUR BALLOT MUST BE RECEIVED BY:

                   BALLOT TABULATION CENTER -- First Merchants
                           c/o Logan & Company, Inc.
                             615 Washington Street
                           Hoboken, New Jersey 07030
                                Attn: Kate Logan

                           BY 4:00 P.M. EASTERN TIME
            ON FEBRUARY 27, 1998, OR YOUR VOTE WILL NOT BE COUNTED.

I. All capitalized terms used in the Ballot or Voting Instructions but not otherwise defined therein shall have the meanings ascribed to them in the Second Amended Joint Chapter 11 Plan (the "Plan").


II. The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of Claims in each class. In the event the requisite acceptances are not obtained, the Bankruptcy Court may nevertheless confirm the Plan if it finds that the Plan accords fair and equitable treatment to the Class or Classes rejecting it and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

III. For purposes of determining whether one-half in number of Claims in each Class have accepted the Plan, separate Claims held by a single creditor in a particular Class will be aggregated as if such creditor held one Claim in such Class, and the votes related to such Claims will be treated as a single vote to accept or reject the Plan.

IV. You must vote all of your Claims within a single Class under the Plan to either accept or reject the Plan. Accordingly, a Ballot (or multiple Ballots with respect to multiple Claims within a single Class) that partially accepts and partially rejects the Plan will be counted as a single acceptance of the Plan.


V. Please complete the Ballot, indicate acceptance or rejection of the Plan in the box indicated and sign and return this Ballot by mail to the tabulation agent (the "Tabulation Agent") at the address as indicated on the enclosed pre-addressed envelope: Logan & Company, Inc. 615 Washington Street, Second Floor, Hoboken, New Jersey 07030, or return by hand delivery or overnight courier to: Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, New Jersey 07030 or to your broker, bank or proxy intermediary. Please use the pre-addressed envelope enclosed herewith. Ballots must be received by 4:00 p.m., Eastern Time, on February 27, 1998 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted.


VI. This Ballot does not constitute and shall not be deemed a proof of Claim or Interest or an assertion or admission of a Claim or Interest.

VII. Only Ballots submitted by persons who hold Claims or Interests as of the Voting Record Date, which is January 15, 1998, shall be counted.

VIII. Only Ballots that are timely received with original signatures shall be counted; facsimile Ballots will not be counted absent the Debtor's written consent.

  IF YOU NEED ASSISTANCE IN COMPLETING YOUR BALLOT OR HAVE ANY QUESTIONS PLEASE CONTACT THE TABULATION AGENT, LOGAN & COMPANY, AT (201) 798-1031.

                   OFFICIAL COMMITTEE OF UNSECURED CREDITORS
                   OF FIRST MERCHANTS ACCEPTANCE CORPORATION

TO: ALL UNSECURED CREDITORS OF FIRST MERCHANTS ACCEPTANCE
    CORPORATION

RE: In re First Merchants Acceptance Corporation
    BKY. Case No. 97-1500 (JJF)
    In re First Merchants Residential Credit Corporation
    BKY. Case No. 97-1892 (JJF)

Ladies and Gentlemen:

          This letter is written to you on behalf of the Official Committee of Unsecured Creditors of First Merchants Acceptance Corporation (the "Committee") and is being sent to you a conjunction with the distribution of the following documents:

     1. Second Amended Joint Plan Under Chapter 11 of the United States Bankruptcy Code (the "Plan");

     2. Joint Disclosure Statement of Debtors in Connection With Solicitation of Ballots With Respect to Second Amended Joint Plan Under Chapter
          11 of the United States Bankruptcy Code (the "Disclosure Statement");

     3. Notice of Order (i) Approving Joint Disclosure Statement of Debtors in Connection With Solicitation of Ballots With Respect to Joint Plan Under Chapter 11 of the United States Bankruptcy Code, (ii) Fixing the Time for the Filing of Acceptances or Rejections of Plan and Objections to Confirmation of the Plan and (iii) Scheduling a Hearing on Confirmation of Plan (the "Notice"): and

      4. Ballot for Accepting or Rejecting Second Amended Joint Chapter 11 Plan (the "Ballot")

The Disclosure Statement was approved by the United States District Court for the District of Delaware (the "Court") as containing adequate information.
The Plan is jointly proposed by First Merchants Acceptance Corporation ("FMAC") and First Merchants Residential Credit Corporation ("FMRCC").

        FMAC voluntarily commenced its Chapter 11 case by filing a petition on July 11, 1997. FMRCC voluntarily commenced its Chapter 11 case by filing a petition on September 9, 1997. The Committee has been negotiating with FMAC and other parties in interest concerning treatment of unsecured creditors under the proposed Plan since shortly after the commencement of the FMAC case. The Plan represents the culmination of these extensive negotiations.

          The Committee urges you to read the Plan and Disclosure Statement carefully before you vote to accept or reject the Plan. The Committee has voted to support the Plan.

          The Committee believes that acceptance of the Plan is in the best interests of

FMAC's unsecured creditors, and the Committee recommends that you vote to accept the Plan. However, you should make your own determination whether to accept or reject the Plan after reading and giving consideration to the Plan and Disclosure Statement and in consultation with your own advisors and professionals.


        It is important that you vote on the Plan by completing and mailing your Ballot form in accordance with the instructions sent to you with the Ballot. Ballots must be received by Logan & Company, Inc., 615 Washington Street, Second Floor, Hoboken, NJ 07030 on or before 4:00 p.m. eastern time, February 27, 1998--the deadline fixed by the Court as the last day for your Ballot to be counted.

        If you should have any questions, please feel free to contact the Committee's co-counsel--Stephen M. Mertz of Faegre & Benson LLP-- at 612/336-3418 or by facsimile at 612/336-3026.



                                                THE OFFICIAL COMMITTEE OF
                                                UNSECURED CREDITORS OF FIRST
                                                MERCHANTS ACCEPTANCE
                                                CORPORATION

                                                By
                                                   -----------------------------
                                                   Its Chairperson